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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                    -----------------------------------

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

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                             December 21, 2005
                               Date of Report

                             December 15, 2005
                      Date of Earliest Event Reported

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                              NTL Incorporated
           (Exact name of registrant as specified in its charter)

       Delaware                     000-22616                   52-1822078
    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                         Identification No.)
   incorporation or
     organization)

                              909 Third Avenue
                                 Suite 2863
                          New York, New York 10022
            (Address of principal executive offices) (Zip Code)

                               (212) 906-8440
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)
    |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

NTL Incorporated ("NTL") has entered into an employment agreement, dated as of December 15, 2005, with Stephen A. Burch (the "Employment Agreement"), pursuant to which Mr. Burch will serve as NTL's President and Chief Executive Officer and a member of NTL's Board of Directors, effective as of January 16, 2006. The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

On December 15, 2005, NTL appointed Simon Duffy as Executive Vice Chairman, effective as of January 16, 2006.

In addition, on December 17, 2005, NTL and Simon Duffy entered into an amendment (the "Amendment") of Mr. Duffy's Nonqualified Stock Option Agreement, dated as of May 7, 2004 (the "Option Agreement"). Pursuant to the Option Agreement, NTL in 2004 granted Mr. Duffy options to purchase 200,000 shares of common stock of NTL with an exercise price of $0.01 per share. The Amendment provides that, as to any portion of the options that vests in 2005 or in any subsequent calendar year, Mr. Duffy will exercise that portion of the option in the calendar year following the calendar year in which the vesting occurs. In order to facilitate these exercises, NTL will, upon any exercise, deduct from the number of shares to be issued to Mr. Duffy a number of shares of common stock with a fair market value equal to the taxes required to be withheld by reason of the exercise. The purpose of the Amendment is to cause the options subject to the Option Agreement to comply with Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and is unrelated to Mr. Duffy's appointment as Executive Vice Chairman with effect from January 16, 2006. The terms and conditions of the Amendment are evidenced by the Amendment to Nonqualified Stock Option Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 15, 2005, NTL issued a press release announcing the appointment of Stephen A. Burch, age 55, as its President and Chief Executive Officer effective as of January 16, 2006 (the "Effective Date"). Mr. Burch will also serve on NTL's Board of Directors. The terms and conditions of Mr. Burch's employment are evidenced by the Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to the Employment Agreement, NTL has agreed to provide Mr. Burch with the following compensation and employee benefits:

o     A base salary of $750,000 per year.

o An annual bonus opportunity of between 0% and 200% of base salary, to be paid in the discretion of the Board of Directors based upon performance; if target levels are achieved, the bonus would be 100%.

o A grant of restricted NTL common stock. 150,000 shares of restricted stock will vest in equal installments on each of January 15, 2007 and 2008 and December 31, 2008. An additional 150,000 shares will vest in equal installments based on the satisfaction of performance goals in respect of NTL's 2006, 2007 and 2008 fiscal years.

o As additional long-term incentive compensation, NTL has agreed to grant Mr. Burch 50,000 shares of restricted common stock in each of 2006, 2007 and 2008. These shares will be subject to three-year cliff vesting following the date of grant upon satisfaction of performance goals to be agreed upon between NTL and Mr. Burch.

o Expatriate benefits, tax equalization and the opportunity to participate in employee benefit plans, programs, policies and arrangements made available by NTL to NTL executive officers with U.K. employment agreements.

Mr. Burch's employment pursuant to the Employment Agreement is for a term of three years ending December 31, 2008. In the event that Mr. Burch's employment is terminated by NTL without cause or by Mr. Burch in a constructive termination, Mr. Burch will be entitled to a lump-sum payment equal to two times his base salary. If the term of Mr. Burch's employment pursuant to the Employment Agreement is not renewed at the end of 2008, Mr. Burch would be entitled to between six months and one year of his base salary and to a full bonus in respect of NTL's 2008 fiscal year.

Mr. Burch is also subject to customary non-competition and non-solicitation covenants during his employment and for eighteen months following termination of his employment, as well as to customary confidentiality and indemnification covenants.

Prior to the appointment of Mr. Burch as NTL's President and Chief Executive Officer, Mr. Burch served as President-Atlantic Division of Comcast Corporation. There are no familial relationships between Mr. Burch and any other director or executive officer of NTL or any of its affiliates. Other than the Employment Agreement, since the beginning of NTL's last fiscal year, there have been no transactions between Mr. Burch or any member of his immediate family and NTL or any of its affiliates in which the amount involved exceeded $60,000. None of Mr. Burch's former employers is an affiliate of NTL.

In connection with the appointment of Mr. Burch as NTL's President and Chief Executive Officer, Simon Duffy has been appointed Executive Vice Chairman of NTL with effect from the Effective Date. As of the Effective Date, he will no longer serve as President and Chief Executive Officer. In his capacity as Executive Vice Chairman, Mr. Duffy will continue to report to NTL's Board of Directors and will focus on NTL's strategic planning, business development, European and U.K. regulatory affairs, and other areas. A copy of the letter agreement between NTL and Mr. Duffy, dated as of December 15, 2005, evidencing his new position is attached as Exhibit
10.4 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release related to the foregoing appointments issued by NTL on December 15, 2005 was attached as Exhibit 99.1 to NTL's Current Report on Form 8-K filed on December 15, 2005 and is incorporated herein by reference.

ITEM 9.01.  EXHIBITS

EXHIBIT           DESCRIPTION
---------------   -------------------------------------------------------------
10.1              Employment Agreement, dated as of December 15, 2005, by and between NTL Incorporated and Stephen A. Burch
10.2              Press Release (incorporated herein by reference to Exhibit
                  99.1 of the Current Report on Form 8-K filed by NTL
                  Incorporated on December 15, 2005)
10.3              Amendment to Nonqualified Stock Option Agreement, dated as of
                  December 17, 2005, by and between NTL Incorporated and Simon
                  Duffy
10.4              Letter Agreement, dated as of December 15, 2005, by and
                  between NTL Incorporated and Simon Duffy


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  December 21, 2005

                                             NTL INCORPORATED



                                             By:   /s/ Bryan H. Hall
                                                ------------------------
                                                Name:   Bryan H. Hall
                                                Title:  Secretary


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                               EXHIBIT INDEX

EXHIBIT           DESCRIPTION
----------------  -----------------------------------------------------------
10.1              Employment Agreement, dated as of December 15, 2005, by and between NTL Incorporated and Stephen A. Burch
10.2              Press Release (incorporated herein by reference to Exhibit
                  99.1 of the Current Report on Form 8-K filed by NTL
                  Incorporated on December 15, 2005)
10.3              Amendment to Nonqualified Stock Option Agreement, dated as of
                  December 17, 2005, by and between NTL Incorporated and Simon
                  Duffy
10.4              Letter Agreement, dated as of December 15, 2005, by and
                  between NTL Incorporated and Simon Duffy